PURCHASE AGREEMENT NUMBER 2235

                                     between

                               THE BOEING COMPANY

                                       and

                           Midway Airlines Corporation


                    Relating to Boeing Model 737-7BX Aircraft

                              TABLE OF CONTENTS


                                                                SA
ARTICLES                                                      NUMBER
---------                                                     -------
     1.     Quantity, Model and Description

     2.     Delivery Schedule

     3.     Price

     4.     Payment

     5.     Miscellaneous


TABLE
-----
     1.     Aircraft Information Table


EXHIBIT
-------
     A.     Aircraft Configuration

     B.     Aircraft Delivery Requirements and Responsibilities


SUPPLEMENTAL EXHIBITS
---------------------

     BFE1.  BFE Variables

     CS1.   Customer Support Variables

     EE1.   Engine Escalation/Engine Warranty and Patent Indemnity

     SLP1.  Service Life Policy Components

LETTER AGREEMENTS

     6-1162-CPJ-304     Operating Weight

     6-1162-CPJ-305     [Redacted]

     6-1162-CPJ-306     Purchase Rights

     6-1162-CPJ-307     Escalation Sharing

     6-1162-CPJ-308     [Redacted]

     6-1162-CPJ-309     Open Configuration Matters

     6-1162-CPJ-310     [Redacted]

     6-1162-CPJ-311     [Redacted]

     6-1162-CPJ-312     Performance Guarantees

     6-1162-CPJ-313     [Redacted]

     6-1162-CPJ-314     Assignment Rights

     6-1162-CPJ-315     Miscellaneous Matters

     6-1162-CPJ-316     Special Matters

                           Purchase Agreement No. 2235

                                     between

                               The Boeing Company

                                       and

                           Midway Airlines Corporation

                         ------------------------------

         This Purchase Agreement No. 2235 dated as of ________ between The Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to the purchase and sale of Model 737-7BX aircraft incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of ________ between the parties, identified as AGTA-MID (AGTA).

Article 1.  Quantity, Model and Description.
            --------------------------------

         The aircraft to be delivered to Customer will be designated as Model 737-7BX aircraft (the Aircraft). 737-7BX is the unique Customer designator for the Model 737-700 aircraft, and all references herein and in the AGTA to 737-700 aircraft include the Aircraft. Boeing will manufacture and sell to Customer Aircraft, assembled, complete, and ready for flight, conforming to the configuration described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in Table 1 to the Purchase Agreement.

Article 2.  Delivery Schedule.
            ------------------

         The scheduled months of delivery of the Aircraft are listed in the attached Table 1, which is part of this Purchase Agreement. Exhibit B, which is part of this Purchase Agreement, describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.  Price.
            ------

         3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in 1998 year dollars subject to escalation. The Aircraft Basic Price includes optional features and two (2) CFM56-7B20 engines installed, but does not include Buyer Furnished Equipment.

         3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

         3.3 Boeing has not yet established the Aircraft Basic Price for Aircraft scheduled to be delivered after December 31, 2004. Accordingly, the Aircraft Basic Price for such Aircraft, if any, will be the sum of the Airframe Price, Optional Features Prices and the Engine Price first published by Boeing for the same model of aircraft and engines to be delivered after December 31, 2004 in Boeing's price catalog.

Article 4.  Payment.
            --------

         4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each of the fifteen (15) Aircraft (Deposit) totaling $1,125,000.

         4.2 Customer is required to make certain advance payments according to the standard advance payment schedule for the Model 737-7BX aircraft, as shown in Table 1, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each aircraft are due on the first business day of the months listed in the attached Table 1.

         4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

         4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.  Miscellaneous.
            --------------

         5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft,
(ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable estimated escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

         5.2 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

         5.3 Customer Support Variables. Supplemental Exhibit CS1 contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

         5.4 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

         5.5 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft.

         5.6 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and
Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.


DATED AS OF _______________________________



Midway Airlines Corporation          THE BOEING COMPANY




By                                   By



Its                                  Its

                                    TABLE 1
                          PURCHASE AGREEMENT NO. 2235
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

Airframe Model/MTGW:       737-700        133,000                               Detail Specification: D6-38808-34 (UNK)
Engine Model:             CFM56-7B20                                            Price Base Year:      Jul-98
Airframe Base Price:                                   REDACTED
Optional Features:                                     REDACTED                 Airframe and  Engine Escalation Data:
                                                    ------------                --------------------------------------
Sub-Total of Airframe and Features:                    REDACTED                 Base Year Index (ECI):         134.7
Engine Price (Per Aircraft):                           REDACTED                 Base Year Index (ICI):         126.1
Aircraft Basic Price (Excluding BFE/SPE):              REDACTED
                                                    ============
Buyer Furnished Equipment (BFE) Estimate:              REDACTED
Seller Purchased Equipment (SPE) Estimate:             REDACTED

Refundable Deposit per Aircraft at Proposal Acceptance: REDACTED
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
                          Applicable Estimated  Escalation Estimate ----------------------------------------------------------------
 Delivery   Number of      Escalation Factor      Adv Payment Base        At Signing     24 Mos.     21/18/12/9/6 Mos.     Total
   Date     Aircraft          (Airframe)           Price Per A/P              1%            4%            5%                30%
------------------------------------------------------------------------------------------------------------------------------------
 Sep-2000       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Oct-2000       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Nov-2000       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Jan-2001       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Feb-2001       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Apr-2001       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Jun-2001       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Aug-2001       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Oct-2001       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Dec-2001       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Feb-2002       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Apr-2002       1              Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Page 1

                                    TABLE 1
                          PURCHASE AGREEMENT NO. 2235
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS



                                                                    Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
                          Applicable Estimated  Escalation Estimate ----------------------------------------------------------------
 Delivery   Number of      Escalation Factor      Adv Payment Base        At Signing     24 Mos.     21/18/12/9/6 Mos.     Total
   Date     Aircraft          (Airframe)           Price Per A/P              1%            4%            5%                30%
------------------------------------------------------------------------------------------------------------------------------------
 Jun-2002       1            Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Aug-2002       1            Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------
 Oct-2002       1            Redacted              Redacted              Redacted     Redacted        Redacted          Redacted
------------------------------------------------------------------------------------------------------------------------------------

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                           Midway Airlines Corporation


                   Exhibit A to Purchase Agreement Number 2235

                            AIRCRAFT CONFIGURATION

                            Dated_________________

                                 relating to

                        BOEING MODEL 737-7BX AIRCRAFT


     The Detail Specification is Boeing Detail Specification D6-38808-34, Rev. B, dated October 21, 1998. Such Detail Specification will be comprised of Boeing Detail Specification D6-38808-34, as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment.

Exhibit A to
Purchase Agreement No. 2235
Page 3

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                               THE BOEING COMPANY

                                       and

                           Midway Airlines Corporation


                   Exhibit B to Purchase Agreement Number 2235

Exhibit B to
Purchase Agreement No. 2235
Page 2



               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                          BOEING MODEL 737-7BX AIRCRAFT


Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

Exhibit B to
Purchase Agreement No. 2235
Page 3


         1.      GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

            1.1      Airworthiness and Registration Documents.

                     Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

            1.2      Certificate of Sanitary Construction.

                     1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft upon delivery to Customer.

                     1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 months prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

            1.3      Customs Documentation.

                     1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

                     1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 days prior to delivery a complete crew and passenger list and a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

Exhibit B to
Purchase Agreement No. 2235
Page 4

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished Customer to cover U.S. stops scheduled for the ferry flight.

                     1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

            2. Insurance CertificateS.

                     Unless provided earlier, Customer will provide to Boeing not later than 30 days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of
Article 8 of the AGTA.

            3.      NOTICE OF FLYAWAY CONFIGURATION.

                     Not later than 20 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

                     (i) the name of the company which is to furnish fuel for
            the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

                     (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

                     (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

                     (iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

                     (v) a complete ferry flight itinerary.

Exhibit B to
Purchase Agreement No. 2235
Page 5


            4.      DELIVERY ACTIONS BY BOEING.

                     4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

                     4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

                     4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the estimated date that a flight crew is required for acceptance routines associated with delivery of the Aircraft 30 days prior to the estimated delivery date, and the actual date 14 days prior to the actual delivery date.

                     4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

           Aircraft Model                        Fuel Provided
           ---------------                       --------------
                 737                                 1,000
                 747                                 4,000
                 757                                 1,600
                 767                                 2,000
                 777                                 3,000

                     4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

                     4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

                     4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

Exhibit B to
Purchase Agreement No. 2235
Page 6



            5.      DELIVERY ACTIONS BY CUSTOMER.

                     5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

                     5.2. Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

                     5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and


           Supplemental Exhibit BFE1 to Purchase Agreement Number 2235







                                      BFE1

                     BUYER FURNISHED EQUIPMENT VARIABLES

                                 relating to

                            BOEING MODEL AIRCRAFT


This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

      Customer will:

      1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

            Galley System                              August 27, 1999

            Galley Inserts                             August 27, 1999

            Seats (passenger)*                           July 21, 1999

            Overhead  Audio System                       July 21, 1999

            Miscellaneous Emergency Equipment          August 27, 1999

            Cargo Handling Systems                       June 28, 1999
                          (Single Aisle Programs only)
For a new certification, supplier requires notification 10 months prior to Cargo Handling System on-dock date.


* Seats must be previously 16G certified on a Boeing 737NG aircraft and such seats must not require any further 16G static or dynamic testing. Customer must select from Boeing's list of offerable seat suppliers. Customer may make color and fabric choices.


                                      BFE2

2.    On-dock Dates

On or before December 1999, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                               Preliminary On-Dock Dates
----                               --------------------------

                                   September 2000        October 2000
                                   --------------        ------------
                                   Aircraft              Aircraft
                                   --------              --------
Seats                              7/6/00                8/11/00
Galleys/Furnishings                6/29/00               8/11/00
Miscellaneous Emergency Equipment  5/6/00                6/11/00
Electronics                        6/29/00               8/11/00
Textiles/Raw Material              4/7/00                5/10/00
Cargo Systems (Single Aisle
Programs))                         5/29/00               7/11/00
Provision Kits (Single Aisle
Programs)                          2/1/00                3/1/00
Radomes (Single Aisle Programs)    5/26/00               7/11/00

                                   November 2000         January 2001
                                   --------------        ------------
                                   Aircraft              Aircraft
                                   --------              ---------
Seats                              9/6/00                11/3/00
Galleys/Furnishings                8/30/00               10/30/00
Miscellaneous Emergency Equipment  7/6/00                9/3/00
Electronics                        8/30/00               10/30/00
Textiles/Raw Material              6/8/00                8/8/00
Cargo Systems (Single Aisle
Programs))                         7/30/00               9/30/00
Provision Kits (Single Aisle
Programs)                          4/3/00                6/1/00
Radomes (Single Aisle Programs)    7/30/00               9/30/00


                                      BFE3

                                   February 2001         April 2001
                                   --------------        ----------
                                   Aircraft              Aircraft
                                   --------              ---------
Seats                              11/29/00              2/5/01
Galleys/Furnishings                11/21/00              1/30/01
Miscellaneous Emergency Equipment  9/29/00               12/5/00
Electronics                        11/21/00              1/30/01
Textiles/Raw Material              8/29/00               10/27/00
Cargo Systems (Single Aisle
Programs))                         10/21/00              12/23/00
Provision Kits (Single Aisle
Programs)                          4/3/00                9/1/00
Radomes (Single Aisle Programs)    10/21/00              12/23/00


                                   June 2001             August 2001
                                   ---------             -----------
                                   Aircraft              Aircraft
                                   --------              --------
Seats                              4/5/01                6/6/01
Galleys/Furnishings                3/30/01               5/31/01
Miscellaneous Emergency Equipment  2/5/01                4/6/01
Electronics                        3/30/01               6/6/01
Textiles/Raw Material              1/9/01                4/9/01
Cargo Systems (Single Aisle
Programs))                         2/28/01               4/30/01
Provision Kits (Single Aisle
Programs)                          11/1/00               1/2/01
Radomes (Single Aisle Programs)    2/28/01               4/30/01


                                   October 2001          December 2001
                                   ------------          --------------
                                   Aircraft              Aircraft
                                   --------              --------
Seats                              8/8/01                10/6/01
Galleys/Furnishings                8/2/01                10/2/01
Miscellaneous Emergency Equipment  6/8/01                8/6/01
Electronics                        8/2/01                10/2/01
Textiles/Raw Material              5/10/01               7/11/01
Cargo Systems (Single Aisle
Programs))                         7/2/01                9/2/01
Provision Kits (Single Aisle
Programs)                          3/1/01                5/2/01
Radomes (Single Aisle Programs)    7/2/01                9/2/01


                                      BFE4

                                   February 2002         April 2002
                                   -------------         ----------
                                   Aircraft              Aircraft
                                   --------              --------
Seats                              11/29/01              2/5/02
Galleys/Furnishings                11/21/01              1/30/02
Miscellaneous Emergency Equipment  9/29/01               12/5/01
Electronics                        11/21/01              1/30/02
Textiles/Raw Material              8/29/01               10/27/01
Cargo Systems (Single Aisle
Programs))                         10/21/01              12/23/01
Provision Kits (Single Aisle
Programs)                          4/3/01                9/1/01
Radomes (Single Aisle Programs)    10/21/01              12/23/01


                                   June 2002             August 2002
                                   ---------             -----------
                                   Aircraft              Aircraft
                                   --------              --------
Seats                              4/5/02                6/6/02
Galleys/Furnishings                3/30/02               5/31/02
Miscellaneous Emergency Equipment  2/5/02                4/6/02
Electronics                        3/30/02               6/6/02
Textiles/Raw Material              1/9/02                4/9/02
Cargo Systems (Single Aisle
Programs))                         2/28/02               4/30/02
Provision Kits (Single Aisle
Programs)                          11/1/01               1/2/02
Radomes (Single Aisle Programs)    2/28/02               4/30/02


                                   October 2002
                                   ------------
                                   Aircraft
                                   --------
Seats                              8/8/02
Galleys/Furnishings                8/2/02
Miscellaneous Emergency Equipment  6/8/02
Electronics                        8/2/02
Textiles/Raw Material              5/10/02
Cargo Systems (Single Aisle
Programs))                         7/2/02
Provision Kits (Single Aisle
Programs)                          3/1/02
Radomes (Single Aisle Programs)    7/2/02


                                      BFE5

                          CUSTOMER SUPPORT VARIABLES

                                   between

                              THE BOEING COMPANY

                                     and

                         Midway Airlines Corporation


          Supplemental Exhibit CS1 to Purchase Agreement Number 2235




                                       CS1

                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                          BOEING MODEL 737-7BX AIRCRAFT


Customer and Boeing will conduct planning conferences no later than July 31, 1999, or as otherwise agreed, to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.    Maintenance Training.
      --------------------
      1.1   Airplane General Familiarization Course; 4 classes of 10 students;

      1.2 Combined & Condensed Mechanical/Power Plant, Electrical Systems, and Avionics Course, 3 classes of 15 students each.

2.    Flight Training.
      ---------------
      2.1 Transition training for 8 flight crews (16 pilots) in 2 classes; The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer's Aircraft.

      2.2   Flight Dispatcher training; 2 classes of 6 students;

      2.3   Flight Attendant training; 2 classes of 12 students;

      2.4 Performance Engineer training in Boeing's regularly scheduled courses; schedules are published twice yearly.

      2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

      2.6   Additional Flight Operations Services:

            a. Boeing flight crew personnel to assist in ferrying the first aircraft to Customer's main base;

                                      CS1-2

            b. Instructor pilots for 90 calendar days for revenue service training assistance;

            c. An instructor pilot to visit Customer 6 months after revenue service training to review Customer's flight crew operations for a 2 week period.

3.    Planning Assistance.
      --------------------

      3.1   Maintenance and Ground Operations.
            ----------------------------------

            Upon request, Boeing will visit Customer's main base to assist in the planning and evaluation of aircraft maintenance facilities, develop recommendations and assist in maintenance planning.

      3.2   Spares.
            -------
            a)    Recommended Spares Parts List (RSPL)
                  ------------------------------------
                  customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.

            b)    Illustrated Parts Catalog (IPC)
                  -------------------------------
                  A customized IPC in accordance with ATA 100 will be provided.

            c)    Provisioning Training
                  ---------------------
                  Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

            d)    Spares Provisioning Conference
                  -------------------------------
                  A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

4.    Technical Data and Documents
      ----------------------------

      4.1.  Flight Operations.
            ------------------
            Airplane Flight Manual
            Operations Manual
            Quick Reference Handbook
            Weight and Balance Manual
            Dispatch Deviation Procedures Guide
            Flight Crew Training Manual
            Performance Engineer's Manual
            Jet Transport Performance Methods
            FMC Supplemental Data Document


                                      CS1-3

            Operational Performance Software
            Fault Reporting Manual
            ETOPS Guide Vol. III
            Flight Planning and Performance Manual

      4.2.  Maintenance.
            -----------
            Aircraft Maintenance Manual
            Wiring Diagram Manual
            Systems Schematics Manual
            Connector Part Number Options Document
            Structural Repair Manual
            Overhaul/Component Maintenance Manual
            Standard Overhaul Practices Manual
            Standard Wiring Practices Manual
            Non-Destructive Test Manual
            Service Bulletins and Index
            Corrosion Prevention Manual
            Fault Isolation Manual
            Fuel Measuring Stick Calibration Document
            Power Plant Buildup Manual
            Built-In Test Equipment (BITE) Manual
            Central Maintenance Computer System Reporting Table
            In Service Activity Report
            All Operator Letters
            Service Letters
            Structural Item Interim Advisory
            Maintenance Tips
            Combined Index
            Ramp Maintenance Manual (747,757,767)
            Baggage/Cargo Loading Manual(747 and 767 Aircraft)

      4.3.  Maintenance Planning.
            ---------------------
            Maintenance Planning Data Document
            Maintenance Planning Data Tasks Masterfile
            Maintenance Task Cards and Index
            Maintenance Inspection Intervals Report
            ETOPS Guide Vol. II
            Configuration Maintenance and Procedures for Extended Range
            Operations

      4.4.  Spares.
            -------
            Illustrated Parts Catalog
            Standards Books

      4.5.  Facilities and Equipment Planning.
            ----------------------------------
            Facilities and Equipment Planning Document


                                      CS1-4

            Special Tool and Ground Handling Equipment Drawings and Index Supplementary Tooling Documentation
            Illustrated Tool and Equipment List/Manual
            Aircraft Recovery Document
            Airplane Characteristics for Airport Planning Document Airplane Rescue and Fire Fighting Document
            Engine Handling Document
            ETOPS Guide Vol. I

      4.6.  Computer Software Index.
            ------------------------

      4.7.  Supplier Technical Data.
            ------------------------
            Service Bulletins
            Ground Support Equipment Data
            Provisioning Information
            Component Maintenance/Overhaul Manuals and Index
            Publications Index
            Product Support Supplier Directory



                                      CS1-5

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                     between

                               THE BOEING COMPANY

                                       and

                           Midway Airlines Corporation


           Supplemental Exhibit EE1 to Purchase Agreement Number 2235





                                       EE1

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                   relating to

                          BOEING MODEL 737-7BX AIRCRAFT


1. ENGINE ESCALATION. No separate engine escalation methodology is defined for the 737-600, -700, -800 or -900 Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 2.1 through 2.8 below and Paragraphs 1 through 10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

         2.1. Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.


                                       EE1

         2.2.    Patents.

                 2.2.1 CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

                 2.2.2 CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part; or
                 (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

                 2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

         2.3. Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.


         2.4.    New Engine Warranty.

                 2.4.1. CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

                           (i) Parts Credit Allowance will be granted for any
                  Failed Parts.

                           (ii)Labor Allowance for disassembly, reassembly, test
                  and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

                                       EE1

                           (iii) Such Parts Credit Allowance, test and Labor
                  Allowance will be: 100% from new to 2500 Flight Hours and decreasing pro rata from 100% at 2500 Flight Hours to zero percent at 3000 Flight Hours.

                 2.4.2 As an alternative to the above allowances, CFM shall, upon request of Customer:

                           (i) Arrange to have the failed Engines and Modules
                  repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first 2500 Flight Hours and at a charge to Customer increasing pro rata from zero percent of CFM's repair cost at 2500 Flight Hours to 100% of such CFM repair costs at 3000 Flight Hours.

                          (ii)Transportation to and from the designated
                 facility shall be at Customer's expense.

         2.5. New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

                 2.5.1. During the first 1000 Flight Hours for such Parts and Expendable Parts, CFM will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

                 2.5.2. CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 1000 Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.

         2.6.    Ultimate Life Warranty.

                 2.6.1. CFM warrants Ultimate Life limits on the following
                 Parts:

                          (i) Fan and Compressor Disks/Drums
                          (ii)Fan and Compressor Shafts
                          (iii)     Compressor Discharge Pressure Seal (CDP)
                          (iv)Turbine Disks
                          (v) HPT Forward and Stub Shaft
                          (vi)LPT Driving Cone
                          (vii)     LPT Shaft and Stub Shaft

                 2.6.2. CFM will grant a pro rata Parts Credit Allowance decreasing from 100% when new to zero percent at 25,000 Flight Hours or 15,000 Flight Cycles, whichever comes earlier. Credit will

                                       EE1
                 be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than 25,000 Flight Hours or 15,000 Flight Cycles. 2.7. Campaign Change Warranty.

                 2.7.1. A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

                 Engines and Modules

                           (i) 100% for Parts in inventory or removed from service when new or with 2500 Flight Hours or less total Part Time.

                           (ii)50% for Parts in inventory or removed from service with over 2500 Flight Hours since new, regardless of warranty status.

                 2.7.2. Labor Allowance - CFM will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

                 2.7.3. Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

         2.8. Limitations. The provisions set forth HEREIN are exclusive and are in lieu of all other warranties whether written, oral or implied. There are no implied warranties of fitness or merchantability. Said provisions set forth the maximum LIABILITY of CFM with respect to claims of any kind, including negligence, arising out of MANUFACTURE, sale, possession, use or handling of the products or parts thereof or therefor, and in no event shall CFM's liability to Customer exceed the purchase price of the product giving rise to Customer's claim or include incidental or consequential damages.


                                       EE1

                                     TABLE 1
                                     -------
                                      737X
                                      ----
                            CFM56 WARRANTY PARTS LIST
                            -------------------------
                                  FLIGHT HOURS
                                  ------------

                                                   Flight Hours
                                  ---------------------------------------------
                                   2000    3000    4000    6000    8000   12000
                                   ----    ----    ----    ----    ----   -----

Fan Rotor/Booster
-----------------
   Blades                                    X
   Disk, Drum                                                               X
   Spinner                                   X

Fan Frame
---------
   Casing                                                           X
   Hub & Struts                                      X
   Fairings                                          X
   Splitter (Mid Ring)                               X
   Vanes                                     X
   Engine Mount                                      X

No. 1 & No. 2 Bearing Support
-----------------------------
   Bearings                                          X
   Shaft                                                                    X
   Support (Case)                                    X

Inlet Gearbox & No. 3 Bearing
-----------------------------
   Bearings                                          X
   Gear                                              X
   Case                                              X

Compressor Rotor
-----------------
   Blades                                    X
   Disk & Drums                                                             X
   Shaft                                                                    X

Compressor Stator
-----------------
   Casing                                                           X
   Shrouds                                   X
   Vanes                                     X
   Variable Stator Actuating
   Rings                                     X

Combustor Diffuser Nozzle (CDN)
-------------------------------
   Casings                                   X
   Combustor Liners                          X
   Fuel Atomizer                             X
   HPT Nozzle                                X
   HPT Nozzle Support                                X
   HPT Shroud                                X


                                     TABLE 1
                                     -------
                                      737X
                                      ----
                            CFM56 WARRANTY PARTS LIST
                            -------------------------
                                   (continued)

                                                   Flight Hours
                                  ---------------------------------------------
                                   2000    3000    4000    6000    8000   12000
                                   ----    ----    ----    ----    ----   -----

                                       EE1

HPT Rotor
---------
   Blades                                            X
   Disks                                                                    X
   Shafts                                                                   X
   Retaining Ring                            X

LP Turbine
----------
   Casing                                                    X
   Vane Assemblies                           X
   Interstage Seals                          X
   Shrouds                                   X
   Disks                                                            X
   Shaft                                                                    X
   Bearings                                          X
   Blades                                    X

Turbine Frame
-------------
   Casing & Struts                                           X
   Hub                                               X
   Sump                                              X

Accessory & Transfer Gearboxes
------------------------------
   Case                                              X
   Shafts                                            X
   Gears                                             X
   Bearings                                          X

Air-Oil Seals                                X
-------------
Controls & Accessories
----------------------
   Engine                            X

Condition Monitoring Equipment       X
------------------------------


                                       EE1

                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                           Midway Airlines Corporation


           Supplemental Exhibit SLP1 to Purchase Agreement Number 2235





                                      SLP1

                         SERVICE LIFE POLICY COMPONENTS

                                   relating to

                            BOEING MODEL 737 AIRCRAFT


This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 2235.

1.       Wing.

         (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

         (b)     Wing spar webs, chords and stiffeners.

         (c)     Inspar wing ribs.

         (d)     Inspar splice plates and fittings.

         (e)     Main landing gear support structure.

         (f) Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

         (g) Engine strut support fittings attached directly to wing primary structure.

         (h)     Wing-to-body structural attachments.

         (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

         (j)     Trailing edge flap tracks and carriages.

         (k) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.


                                     SLP1-2

2.       Body.

         (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

         (b) Window and windshield structure but excluding the windows and windshields.

         (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

         (d) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

         (e) Main gear wheel well structure including pressure deck and landing gear beam support structure.

         (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

         (g)     Forward and aft pressure bulkheads.

         (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

         (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

         (j) Support structure in the body for the stabilizer pivot and stabilizer screw.


                                     SLP1-3

3.       Vertical Stabilizer.

         (a)     External skins between front and rear spars.

         (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

         (c)     Inspar ribs.

         (d)     Rudder hinges and supporting ribs, excluding bearings.

         (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

         (f) Rudder internal, fixed attachment and actuator support structure.

4.       Horizontal Stabilizer.

         (a)     External skins between front and rear spars.

         (b)     Front and rear spar chords, webs and stiffeners.

         (c)     Inspar ribs.

         (d) Stabilizer center section including hinge and screw support structure.

         (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

         (f) Elevator internal, fixed attachment and actuator support structure.

5.       Engine Strut.

         (a)     Strut external surface skin and doublers and stiffeners.

         (b)     Internal strut chords, frames and bulkheads.

         (c)     Strut to wing fittings and diagonal brace.

         (d) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.


                                     SLP1-4

6.       Main Landing Gear.

         (a)     Outer cylinder.

         (b)     Inner cylinder, including axles.

         (c) Upper and lower side struts, including spindles, universals and reaction links.

         (d)     Drag strut.

         (e)     Bell crank.

         (f)     Orifice support tube.

         (g)     Trunnion link.

         (h)     Downlock links including spindles and universals.

         (i)     Torsion links.

         (j)     Actuator beam, support link and beam arm.

7.       Nose Landing Gear.

         (a)     Outer cylinder.

         (b)     Inner cylinder, including axles.

         (c)     Orifice support tube.

         (d)     Upper and lower drag strut, including lock links.

         (e)     Steering plates and steering collars.

         (f)     Torsion links.


NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.



                                     SLP1-5

6-1162-CPJ-304



Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    Operating Weight

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (the Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.       [REDACTED]

2.       Annual Leased Aircraft Operating Weight (LOW Program)

         Boeing has an Annual Leased Aircraft Operating Weight Program (LOW Program) which is substantially in the form included as Attachment A herein. Boeing agrees to make such LOW Program available to Customer, in a form substantially similar to Attachment A, upon request at any time until December 31, 2002.

Midway Airlines Corporation
6-1162-CPJ-304 Page 2


Very truly yours,

THE BOEING COMPANY


By
   ---------------------------
Its        Attorney-In-Fact
    ---------------------------


ACCEPTED AND AGREED TO this

Date:_____________________ , 1999

Midway Airlines Corporation


By __________________________

Its__________________________

Midway Airlines Corporation
6-1162-CPJ-305   Page 3





                                 Attachment A

                                  [REDACTED]

6-1162-CPJ-305



Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    [REDACTED]

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (the Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[REDACTED]

Midway Airlines Corporation
6-1162-CPJ-305   Page 2





Very truly yours,

THE BOEING COMPANY


By
   -----------------------------
Its           Attorney-In-Fact
    -----------------------------

ACCEPTED AND AGREED TO this

Date:_______________________________ , 1999

Midway Airlines Corporation


By__________________________________

Its_________________________________

6-1162-CPJ-306


Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    Purchase Rights

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (the Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.


1.       [REDACTED]

2.       [REDACTED]


3.       [REDACTED]

4.       [REDACTED]

5.       [REDACTED]

Midway Airlines Corporation
6-1162-CPJ-306   Page 2



6.       [REDACTED]

Very truly yours,

THE BOEING COMPANY


By
   ----------------------------
Its           Attorney-In-Fact
    ----------------------------

ACCEPTED AND AGREED TO this

Date:_______________________________ , 1999

Midway Airlines Corporation


By__________________________________

Its_________________________________

6-1162-CPJ-307


Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    Escalation Sharing

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (the Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.       Commitment.
         ----------
         Boeing agrees to share one-half of the escalation, up to a maximum Boeing share of 1.5 percent, in the last half of the year 1998 according to the terms in paragraph 2 below. [REDACTED]. For the purpose of this Letter Agreement such aircraft are referred to as "Eligible Aircraft."

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the AGTA between Boeing and Customer, using actual escalation indices published for the applicable period.

2.       Escalation Credit Memo.
         -----------------------

         2.1     Calculation - Eligible Aircraft Delivering in July 1998 or
                 -----------------------------------------------------------
                 later.
                 -----

            At the time of delivery of each Eligible Aircraft delivering in July 1998 or later, Boeing will issue to Customer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Aircraft Price of such Eligible Aircraft. The 1998 Credit Memorandum shall be calculated as follows:

         One-half of the difference between the Escalation Adjustment calculated for a July 1998 aircraft delivery position, and the Escalation Adjustment calculated for the month of delivery of the Eligible Aircraft (or December 1998, if the Eligible Aircraft

Midway Airlines Corporation
6-1162-CPJ-307  Page 2


         delivers later), provided however, such amount shall not exceed 1.5 percent pursuant to the following calculation:

         For an Eligible Aircraft, the Aircraft Basic Price will be escalated (if necessary) to a July 1998 delivery month. The July 1998 escalated price will be referred to in the following formula as the "July 1998 Index Amount." The 1998 Credit Memorandum for the Eligible Aircraft will not exceed an amount equal to the July 1998 Index Amount times 0.015.

         2.2     Eligible Aircraft Delivering 1999 or later.

           For Eligible Aircraft the amount of the credit memorandum will be the amounts calculated pursuant to paragraph 2.1 above. This credit memorandum amount will be escalated from December 1998 to the month of delivery for Eligible Aircraft delivering after 1998.

3.       Advance Payment Base Price.

           It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in the Purchase Agreement include an estimate for the escalation sharing credit memorandum pursuant to this Letter Agreement.


4.       Escalating Credits (STE).

         [REDACTED]


Very truly yours,

THE BOEING COMPANY


By
   ------------------------------
Its           Attorney-In-Fact
   ------------------------------

ACCEPTED AND AGREED TO this

Date:_______________________ , 1999

Midway Airlines Corporation

Midway Airlines Corporation
6-1162-CPJ-307  Page 3





By_______________________

Its______________________

6-1162-CPJ-308


Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    [REDACTED]

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (the Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. [REDACTED] All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.


[REDACTED]
----------

6.    Confidential Treatment.
      -----------------------

         Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required by law.

Midway Airlines Corporation
6-1162-CPJ-308  Page 2


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.


Very truly yours,

THE BOEING COMPANY


By
   -----------------------------
Its       Attorney-In-Fact
   -----------------------------

ACCEPTED AND AGREED TO this

Date:_______________________, 1999


Midway airlines corporation


By ____________________________

Its____________________________

Attachment A to
6-1162-CPJ-308
Page 3
                              ATTACHMENT A (SAMPLE)

                     FLIGHT FREQUENCY ADJUSTMENT FORMULAS

Number of Airplane Days calculation.

[REDACTED]
----------

6-1162-CPJ-309


Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    Open Configuration Matters

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Aircraft Configuration.

         1.1 Initial Configuration. The initial configuration of Customer's Model 737-7BX Aircraft has been defined by Boeing Model 737-700 Detail Specification D6-38808-34, Rev. B, dated October 21, 1998 as described in
Article 1 and Exhibit A of the Purchase Agreement (the Aircraft Configuration). Given the short period of time between Customer's acceptance of the proposal and the execution of the Purchase Agreement, Customer and Boeing did not have time to incorporate certain configuration changes (Options) into the Aircraft Configuration.

         1.2 Final Configuration Schedule. Boeing and Customer discussed potential Options on May 26th and 27th, 1999. Within 90 days after that meeting, Boeing will provide Customer with Option proposals, which will include any effect to the Performance Guarantees, for those configuration changes that can be incorporated in Aircraft production. Once Customer receives the list of priced and offerable Options from Boeing, Customer will then have 15 days to accept or reject any or all of these Options.

2.    Effect on Purchase Agreement.

         2.1 Basic Specification. Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the final configuration review described in paragraph 1.2 above will be incorporated into the Aircraft Configuration by

Midway Airlines Corporation
6-1162-CPJ-309   Page 2


written amendment and will not affect the Aircraft Basic Price and Performance Guarantees.

         2.2 Exhibit A. The effects of all Options which are mutually agreed upon between Boeing and Customer for incorporation into the Aircraft Configuration will be incorporated into Exhibit A of the Purchase Agreement by written amendment.

         2.3 Performance Guarantees. Within 90 days after Customer's acceptance of any Options, Boeing will provide to Customer revisions to the Performance Guarantees to reflect the effects, if any, of the incorporation of such Options on Aircraft performance. Such revisions will be incorporated by written amendment.

         2.4 Price Adjustments. The Aircraft Basic Price and Advance Payment Base Price of each Aircraft included the amount of Five Hundred Ninety Three Thousand One Hundred Dollars ($593,100) as an estimate of the value of the Options which may be accepted and included in the final Aircraft Configuration. The Aircraft Basic Price and the Advance Payment Base Price of each Aircraft will be increased or decreased as required to reflect the difference between such estimate and the actual prices of the Options accepted by Customer.

3.0 Optional Feature Restriction. Due to the short length of time between the effective date of the Purchase Agreement and the scheduled delivery of the first aircraft, Boeing will not offer Customer any Options relating to in-cabin or in-seat audio, video, or telephones.

4.0 Seat Supplier, Seat Supplier Selection and 16G Test Restriction. Due to the short length of time between the effective date of the Purchase Agreement and the scheduled delivery of the first aircraft, Customer must select one of the seat suppliers listed in 4.1 herein for any passenger seats on the Aircraft by July 21, 1999 and notify Boeing in writing of such selected supplier. The seats selected must already meet any 16G requirement and must not require any additional static of dynamic testing of any kind.

         4.1 Offerable Seat Suppliers:

            i.    Avio Interiors
            ii.   Koito Industries, Ltd.
            iii.  Recaro Aircraft Seating
            iv.   Weber Aircraft Inc.



5.    Purchase Agreement Amendment.
      ----------------------------

Midway Airlines Corporation
6-1162-CPJ-309   Page 3

         Within 30 days after reaching agreement as to the final Aircraft Configuration, Boeing will provide Customer an amendment to the Purchase Agreement reflecting the effects of the configuration changes agreed to by the parties.

Very truly yours,

THE BOEING COMPANY


By
   -------------------------------
Its           Attorney-In-Fact
    ------------------------------

ACCEPTED AND AGREED TO this

Date:_______________________ , 1999

Midway Airlines Corporation


By __________________________

Its__________________________

6-1162-CPJ-310

Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    [REDACTED]
            ----------

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (the Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. [REDACTED]. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.       [REDACTED]
         ----------
2.       [REDACTED]
         ----------
3.       [REDACTED]
         ----------
4.       [REDACTED]
         ----------
5.       Confidential Treatment.
         ----------------------

         Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.




Very truly yours,

Midway Airlines Corporation
6-1162-CPJ-310   Page 2




THE BOEING COMPANY


By
   -------------------------------
Its           Attorney-In-Fact
    ------------------------------

ACCEPTED AND AGREED TO this

Date:__________________________ , 1999

Midway Airlines Corporation


By ____________________________

Its____________________________

6-1162-CPJ-311


Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    [REDACTED]
            ----------
Reference:  Purchase Agreement 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (the Aircraft)

This Letter Agreement amends, supplements, and is part of the Purchase Agreement and Exhibit C of the AGTA. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement and AGTA.


1.       [REDACTED]
         ----------
2.       [REDACTED]
         ----------
3.       [REDACTED]
         ----------
4.       [REDACTED]
         ----------
5.       [REDACTED]
         ----------

6.       Confidential Treatment.
         ----------------------

         Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Midway Airlines
6-1162-CPJ-311 Page 2




Very truly yours,

THE BOEING COMPANY


By
   ------------------------------
Its           Attorney-In-Fact
   ------------------------------

ACCEPTED AND AGREED TO this

Date:___________________________, 1999

Midway airlines corporation


By _____________________________

Its ____________________________

Attachment A to
6-1162-CPJ-311
Page 3

                          Attachment A - Adjustments
                          --------------------------

For each reporting period, Boeing will calculate Target Maintenance Costs by revising the Projected Target Maintenance Cost to reflect actual data for the following parameters:

Material Price Inflation
------------------------

Material prices will be adjusted using Producer Price Indexes as defined below. The Target Material Cost for a Reporting Period will be calculated by multiplying the projected target material cost by the ratio of the average index for the Reporting Period to the index related to the projected target material cost.

The measure of material price inflation will be the Producer Price Index for "Aircraft Parts and Auxiliary Equipment, n.e.c." (Standard Industrial Classification Code 3728). This index will be obtained from the publication "Producer Prices and Price Indexes" published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor publication published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor agency.

Labor Cost
----------

The projected target labor cost will be adjusted to reflect Customer's actual Labor Cost. The Target Labor Cost will be calculated by multiplying the Projected Target Labor Cost by the ratio of Customer's then-current Labor Rate to the Labor Rate used to calculate the projected target labor cost for that Reporting Period.

Airframe Maintenance Performed by Others (Subcontracted Maintenance)
-----------------------------------------

The Projected Target Material Cost and Projected Target Labor Cost assume that Subcontracted Maintenance, will be no more than 10% of the Cumulative Average Reported Cost as of any reporting period. If Subcontracted Maintenance amounts to more than 10% of the Cumulative Average Actual Maintenance Cost as of any reporting period, Boeing reserves the right to revise the Target Material Cost and Target Labor Cost for that Reporting Period accordingly.

To adjust Subcontracted Maintenance to Customer's equivalent direct labor and direct material costs, Subcontracted Maintenance will be reduced by 18% percent before it is distributed to Direct Labor and Direct Material.

Covered Aircraft
----------------

The Projected Target Maintenance Costs are based on the number of Covered Aircraft. If the number of Covered Aircraft changes during any Reporting Period, Boeing reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period.

Attachment A to
6-1162-CPJ-311
Page 4



Delivery Schedule
-----------------

The Projected Target Maintenance Costs are based on the delivery schedule of Covered Aircraft as described in Article 2 of the Purchase Agreement. If the delivery schedule for the Covered Aircraft changes during any Reporting Period, Boeing reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period.

Average Flight Time
-------------------

If the Actual Average Flight Time (AAFT) for any Reporting Period differs from the Projected Average Flight Time (PAFT) of 1.25 hours, the Target Material Cost
(TMC) and Target Labor Cost (TLC) for that reporting period will be adjusted as follows:

                                                     .65  +
         TMC for AAFT = TMC for PAFT X               AAFT   .35
                                                     ----------
                                                     .65  +
                                                     PAFT   .35


                                                     .54  +
         TLC for AAFT = TLC for PAFT X               AAFT   .46
                                                     ----------
                                                     .54  +
                                                     PAFT   .46

Note: The adjustment formula set forth above is obtained from the publication "Airframe Maintenance Analysis of IATA PPM (Production Performance Measurements) Maintenance Cost Data".

Utilization
------------

The Projected Target Maintenance Costs assume a Projected Average Yearly Utilization for the Covered Aircraft during any reporting period of 2700 flight hours per aircraft. If the Average Yearly Utilization for the Covered Aircraft for any Reporting Period exceeds 3000 flight hours or is less than 2200 flight hours , Boeing reserves the right to incorporate such change when calculating the Target Maintenance Costs for that Reporting Period.

Attachment A to
6-1162-CPJ-311
Page 5


Currency Exchange Rate
----------------------

The Actual Maintenance Costs and average Labor Rates reported by Customer for any Reporting Period will be converted by Boeing from __________ to U.S. Dollars using the average of the four quarterly "rf" (period average) factors applicable to such Reporting Period ("Exchange Rate") as set forth in the publication "International Financial Statistics" published by the International Monetary Fund.

Target Maintenance Costs for any Reporting Period will be adjusted to reflect any differences between the Exchange Rate for such Reporting Period and the ________ to U.S. Dollar rate of __________, which was used to calculate the Projected Target Maintenance Costs (Projected Exchange Rate).

(Additional information regarding the publication "International Financial Statistics" may be obtained from: Publications Unit, International Monetary Fund, Washington, D.C. 20431, U.S.A. or by calling U.S.A. Area Code (202) 623-7430.)

Covered Aircraft Configuration
------------------------------

The Target Maintenance Cost set forth in this Program is based on the configuration for the Covered Aircraft as set forth in Exhibit A to the Purchase Agreement. Such Target Maintenance Cost may be adjusted by Boeing to appropriately reflect any changes to the actual configuration of the Covered Aircraft at the time of delivery thereof to Customer. Adjustments to such Target Maintenance Cost may also be made at any time during the Program Term to reflect any additional changes in the configuration of the Covered Aircraft.

Exhibit A to
6-1162-CPJ-311
Page 6


To:         Director - Product Assurance Contracts
            Boeing Commercial Airplane Group
            P.O. Box 3707     Mail Stop 76-02
            Fax: 206-237-1706
            Seattle, Washington  98124-2207

Subject: Letter Agreement No. 6-1162-CPJ-311 to Purchase Agreement No. 2235 Airframe Maintenance Cost Protection Program

Reported herein are certain data required under paragraph 4.1.1 of the reference Letter Agreement.

Reporting Period No. _____
Beginning date _________ ending date _________

Currency of the costs shown below:   _________

--------------------------------------------------------------------------------
                              Direct           Direct          Subcontracted
         Actual               Labor           Material          Maintenance
    Maintenance Costs      (total cost)     (total cost)        (total cost)
--------------------------------------------------------------------------------
Scheduled
Maintenance
--------------------------------------------------------------------------------
Non-Scheduled Maintenance
--------------------------------------------------------------------------------
Repair &
Overhaul
--------------------------------------------------------------------------------
Modifications
(ref. para.
4.3 & 5.1)
--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------

The above labor costs are exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absences from the actual maintenance work. The above material costs exclude all costs described in paragraph 5 of the reference letter agreement.

-------------------------------------------------------------------------------
    Average per         Average per           Average           Total per
      manhour              flight            number of           aircraft
     Labor Rate         Flight Time      Covered Aircraft      Flight Hours
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Exhibit A to
6-1162-CPJ-311
Page 7




The above labor rate excludes all fringe benefits, premium time allowances, social charges, business taxes and the like.

Midway Airlines Corporation


By   _________________________           Date  _________________________

Its  _________________________

Exhibit B to
6-1162-CPJ-311
Page 8


To:         Midway Airlines Corporation

Subject: Letter Agreement No. 6-1162-CPJ-311 to Purchase Agreement No. 2235 Airframe Maintenance Cost Protection Program


Reported herein are certain data required under paragraph 4.2.1 of the reference Letter Agreement.

Reporting Period No. _____
Beginning date _________ ending date _________


Costs as reported by Customer /in foreign currency/:


--------------------------------------------------------------------------------
         Actual               Direct           Direct          Subcontracted
    Maintenance Costs         Labor           Material          Maintenance
--------------------------------------------------------------------------------
Scheduled
Maintenance
--------------------------------------------------------------------------------
Non-Scheduled
Maintenance
--------------------------------------------------------------------------------
Repair &
Overhaul
--------------------------------------------------------------------------------
Modifications
--------------------------------------------------------------------------------

Customer's costs with adjusted Subcontracted Maintenance (per Attachment A of the reference Letter Agreement) /in U.S. dollars/.

--------------------------------------------------------------------------------
         Actual             Direct      Direct    Subcontracted  Subcontracted
    Maintenance Costs        Labor     Material       Labor         Material
--------------------------------------------------------------------------------
Scheduled
Maintenance
--------------------------------------------------------------------------------
Non-Scheduled Maintenance
--------------------------------------------------------------------------------
Repair &
Overhaul
--------------------------------------------------------------------------------
Modifications
--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------

Exhibit B to
6-1162-CPJ-311
Page 9




Actual Costs and Target Costs (per Attachment A of the reference Letter Agreement) /in U.S. dollars/.

--------------------------------------------------------------------------------
                      Reporting   Reporting   Reporting   Reporting   Reporting
                      Period 1    Period 2    Period 3    Period 4    Period 5
--------------------------------------------------------------------------------
Year dollars
--------------------------------------------------------------------------------
Actual Labor
--------------------------------------------------------------------------------
Actual Material
--------------------------------------------------------------------------------
Actual Maintenance
Cost
--------------------------------------------------------------------------------
Fleet Hours
--------------------------------------------------------------------------------
Cumulative Actual
Maintenance Cost
--------------------------------------------------------------------------------
Number of Covered
Aircraft
--------------------------------------------------------------------------------
Currency Exchange
factor
--------------------------------------------------------------------------------
Per man-hour Labor
Rate
--------------------------------------------------------------------------------
Material Inflation
factor
--------------------------------------------------------------------------------
Average Flight Time
--------------------------------------------------------------------------------
Target Labor Cost
--------------------------------------------------------------------------------
Target Material Cost
--------------------------------------------------------------------------------
Target Maintenance
Cost
--------------------------------------------------------------------------------
Cumulative Target
Maintenance Cost
--------------------------------------------------------------------------------

As of this Reporting Period, the Program is in compliance:

Yes     |_|       No    |_|


Very truly yours,

THE BOEING COMPANY



Reported by      _________________________

Its              _________________________

Date             _________________________

6-1162-CPJ-312


Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    Aircraft Performance Guarantees

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (the Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing, unless required by law.


Very truly yours,

THE BOEING COMPANY


By
   --------------------------------
Its           Attorney-In-Fact
    -------------------------------

ACCEPTED AND AGREED TO this

Date:                                , 1999

Midway Airlines Corporation

Midway Airlines Corporation
6-1162-CPJ-312   Page 2

By__________________________

Its__________________________

6-1162-CPJ-313


Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    [REDACTED]
            ----------

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

      [REDACTED]

Midway Airlines Corporation
6-1162-CPJ-313   Page 2





3.    Confidential Treatment.
      -----------------------

         Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity unless required by law.

Very truly yours,

THE BOEING COMPANY


By
  -------------------------------

Its           Attorney-In-Fact
    -----------------------------

ACCEPTED AND AGREED TO this

Date:____________________________, 1999

Midway Airlines Corporation


By_________________________________

Its________________________________

6-1162-CPJ-314


Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    Assignment Rights

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.


1.    [REDACTED]
      ----------
2.    Confidential Treatment.
      -----------------------

         Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to potential Assignees that would qualify under paragraph 1.1 or unless required by law.




Very truly yours,

THE BOEING COMPANY


By
   -----------------------------------
Its           Attorney-In-Fact
   -----------------------------------

Midway Airlines Corporation
6-1162-CPJ-314   Page 2





ACCEPTED AND AGREED TO this

Date:_______________________________ , 1999

Midway Airlines Corporation


By___________________________________

Its__________________________________

                         ATTACHMENT A TO 6-1162-CPJ-314


[REDACTED]
----------

6-1162-CPJ-315


Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    Miscellaneous Matters

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    [REDACTED]
      ----------
2.    [REDACTED]
      ----------
3.    [REDACTED]
      ----------

4.    Confidential Treatment.
      -----------------------

         Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law or by Customer's advisors who will also be bound by the confidentiality agreement.

Very truly yours,

THE BOEING COMPANY


By
  -------------------------------------
Its           Attorney-In-Fact
    -----------------------------------

Midway Airlines Corporation
6-1162-CPJ-315   Page 2









ACCEPTED AND AGREED TO this

Date:_______________________________ , 1999

Midway Airlines Corporation


By__________________________________

Its ________________________________

6-1162-CPJ-316


Midway Airlines Corporation
2801 Slater Road, Suite 200
Morrisville, NC 27560




Subject:    Special Matters

Reference:  Purchase Agreement No. 2235 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Midway Airlines Corporation (Customer) relating to Model 737-7BX aircraft (Aircraft)


This Letter Agreement amends, supplements, and is part of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. [REDACTED]

1.    [REDACTED]
      ----------
2.    [REDACTED]
      ----------
3.    [REDACTED]
      ----------
4.    [REDACTED]
      ----------
5.    [REDACTED]
      ----------
6.    [REDACTED]
      ----------
7.    [REDACTED]
      ----------
8.    [REDACTED]
      ----------

Midway Airlines Corporation
6-1162-CPJ-316   Page 2




9.    [REDACTED]
      ----------
10.   [REDACTED]
      ----------
11.   [REDACTED]
      ----------
12.   [REDACTED]
      ----------
13.   Confidential Treatment.
      -----------------------

         Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity unless required by law.

Very truly yours,

THE BOEING COMPANY


By
   ------------------------------
Its           Attorney-In-Fact
    ------------------------------

ACCEPTED AND AGREED TO this

Date:_______________________________ , 1999

Midway Airlines Corporation


By _____________________________________

Its ____________________________________